UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Hornbeck Offshore Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMENDMENT NO. 1
SUPPLEMENT TO PROXY STATEMENT FOR
2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 15, 2017

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the definitive proxy statement of Hornbeck Offshore Services, Inc. (the “Company”) for its 2017 Annual Meeting of Stockholders (“Proxy Statement”), which was filed with the Securities and Exchange Commission on April 21, 2017, in order to add an additional Proposal to the original Proxy Statement.

In accordance with the requirements of Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing stockholders a non-binding, advisory vote to recommend the frequency of stockholder advisory votes on the compensation of our named executive officers. At the 2011 Annual Meeting of Stockholders, our stockholders indicated their preference for us to hold advisory votes on executive compensation on an annual basis and since that time the Board authorized the advisory vote on executive compensation to be held on an annual basis. The next scheduled advisory vote on executive compensation is scheduled to occur at the 2017 Annual Meeting of Stockholders on Thursday, June 15, 2017. This Amendment No. 1 affects the Notice of Annual Meeting of Stockholders; amends the Proxy Statement to add the voting requirements for the new Proposal 4; amends the Proxy Statement to add the new Proposal 4; and adds Proposal 4 to the Proxy Card. All other items of the Proxy Statement are incorporated herein by reference without changes.

CHANGES TO PROXY STATEMENT

The following sections of the Proxy Statement shall change in accordance with this Amendment No. 1:

1.
A new Proposal 4 shall be added to the Notice of Annual Meeting of Stockholders and current Proposal 4 shall be renumbered Proposal 5. The new Proposal 4 is a non-binding, advisory vote to recommend the frequency of stockholder advisory votes on the compensation of our named executive officers. The Notice is amended to read in its entirety as follows:

Hornbeck Offshore Services, Inc. Notice of Annual Meeting of Stockholders
April 21, 2017
Notice is hereby given that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Hornbeck Offshore Services, Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 15, 2017, at 9:00 a.m. Central Time, in the Company’s corporate training room located at 103 Northpark Boulevard, Covington, Louisiana 70433, for the following purposes, as more fully described in the accompanying Proxy Statement:

1.
to elect three Class III directors to serve on the Company’s Board of Directors for terms of three years or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal;

2.	to ratify the reappointment of Ernst & Young LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2017;

3.	to consider a non-binding, advisory vote to approve the compensation of the Company’s named executive officers;

4.	to consider a non-binding, advisory vote on the frequency of stockholders' non-binding, advisory vote on named executive officers' compensation; and

5.	to transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.
All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure that each stockholder’s vote is counted at the Annual Meeting, stockholders should vote by following the Internet or phone voting instructions provided. If you have received a paper copy of the proxy card, you may also vote by completing and mailing the proxy card in the postage-paid, pre-addressed envelope provided for your convenience. Stockholders attending the Annual Meeting may vote in person even if they have previously submitted their proxy authorization.
Only stockholders of record as of the close of business on April 17, 2017 are entitled to receive notice of and to vote at the Annual Meeting and any postponement(s) or adjournment(s) thereof. A list of such stockholders shall be open to the examination of any stockholder of record at the Company’s offices during normal business hours for a period of ten days prior to the Annual Meeting, and shall also be open for examination at the Annual Meeting and any postponement(s) or adjournment(s) thereof.

By Order of the Board of Directors,

Mark S. Myrtue
Treasurer and Corporate Secretary
Covington, Louisiana
April 21, 2017

IT IS IMPORTANT THAT YOUR SHARES OF COMMON STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN, DATE AND MAIL THE PROXY CARD IN THE ENVELOPE PROVIDED OR SUBMIT YOUR PROXY AUTHORIZATION BY INTERNET OR PHONE EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. SUBMITTING YOUR PROXY AUTHORIZATION WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES OF COMMON STOCK IN MORE THAN ONE NAME, OR IF YOUR SHARES ARE REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIALS. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE OR SUBMIT YOUR PROXY AUTHORIZATION BY INTERNET OR PHONE SO THAT ALL OF YOUR SHARES MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AUTHORIZATION AT ANY TIME BEFORE ITS USE.

2.     The second and third sentences of the section entitled “Record Date and Voting Securities” that commences on page 1 of the Proxy Statement shall be restated in their entirety as follows:

“The proposals related to the non-binding approval of executive compensation and the frequency of advisory votes on executive compensation are advisory only and therefore do not require a particular number of affirmative votes. Although the advisory votes on executive compensation and the frequency of advisory votes on executive compensation are non-binding, the compensation committee and Board of Directors value the opinions of our stockholders, and will consider the outcome of the votes when making future compensation decisions for our named executive officers.”

3.    A new bullet shall be added after the third bullet under the section entitled "How Your Proxy Will be Voted on Actions to be Taken—Granting Your Proxy” on page 2 of the Proxy Statement as follows:

“IN FAVOR,” on a non-binding, advisory basis, of holding the non-binding, advisory vote on executive compensation every three years.”

4.    A new Proposal 4 of the Proxy Statement, under a section entitled “Advisory Vote on the Frequency of Future Advisory Votes on Execution Compensation” shall be added to the Proxy Statement after the section entitled “Proposal No. 3 - Advisory Vote on Executive Compensation”. Proposal 4 is added to read in its entirety as follows:

Proposal No. 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

We are also required by the Dodd-Frank Act to hold a separate non-binding, advisory vote to allow shareholders to express their preference on the frequency of future Say-on-Pay votes. You may indicate whether you would prefer that we conduct these non-binding advisory votes every one, two or three years or abstain. When this non-binding, advisory vote was last held in 2011, shareholders indicated a preference to hold the non-binding, advisory vote to approve executive compensation each year, and the Board implemented this standard.

The Board understands that there are a number of opinions regarding the relative benefits of a triennial and of a more frequent Say-on-Pay vote. The Company fosters a long-term approach to evaluating executive compensation, and triennial reporting is more currently aligned with our long-term performance period. Long-term incentives make up the majority of our executives’ compensation. A substantial portion of executive compensation is in the form of restricted stock units and phantom stock units which typically vest over three years. As such, the Board believes that it is more appropriate to evaluate our executive compensation by comparing amounts received over a three-year period rather than annually where the effect of current-year changes to long-term incentive compensation are yet to be known. Regardless of the preferred frequency of the non-binding, advisory vote to approve executive compensation that is expressed by the stockholders on Proposal No. 4, the Compensation Committee will remain committed to considering feedback from stockholders as we continue to refine and evaluate the Company’s compensation programs.

The Board of Directors unanimously recommends that, in order to foster a more long-term approach to evaluating our executive compensation policies and procedures, the stockholders vote in favor of holding the non-binding, advisory vote on executive compensation every three years.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

HORNBECK OFFSHORE SERVICES, INC.
103 NORTHPARK BLVD., SUITE 300	ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
COVINGTON, LA 70433
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

ATTN: MARK S. MYRTUE

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

						For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:						o	o	o
1.	Election of Directors
Nominees
01	Todd M. Hornbeck	02	Patricia B. Melcher	03	Nicholas L. Swyka, Jr.						For	Against	Abstain
The Board of Directors recommends you vote FOR proposals 2 and 3.
2.	To ratify the reappointment of Ernst & Young LLP as the Company’s independent registered public accountants and auditors for the fiscal year 2017.										o	o	o
3.	To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as set forth in the proxy statement.										o	o	o
	The Board of Directors recommends you vote 3 YEARS on the following proposal:									1 year	2 years	3 years	Abstain
4.	To recommend, on a non-binding advisory basis, the frequency of non-binding advisory executive compensation votes.									o	o	o	o

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.								o
(see reverse for instructions)						Yes	No
Please indicate if you plan to attend this meeting						o	o

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]					Date				Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Proxy Supplement and Annual Report are available at www.proxyvote.com.

HORNBECK OFFSHORE SERVICES, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 15, 2017
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) James O. Harp, Jr. and Mark S. Myrtue, or either of them, as proxies, with full powers of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Hornbeck Offshore Services, Inc. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Central Time on June 15, 2017, at the Hornbeck Offshore Services, Inc. corporate training room located at 103 Northpark Boulevard, Covington, Louisiana 70433 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3, AND IN FAVOR OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION BEING HELD EVERY THREE YEARS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side